EXHIBIT 99.2

ASPEN INSURANCE HOLDINGS LIMITED
EARNINGS RELEASE SUPPLEMENT
AS OF MARCH 31, 2005

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited with the United States Securities Exchange Commission.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement may contain, and Aspen may from time-to-time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature.

All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. Important events that could cause the actual results to differ include, but are not limited to: the impact of acts of terrorism and acts of war and related legislations; the possibility of greater frequency or severity of or unanticipated losses from natural or man-made catastrophes, including losses developing from the 2004 windstorms in the southeastern U.S. and Japan; the effectiveness of the Company's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the loss of key personnel; a decline in the operating subsidiaries' ratings with Standard & Poor's, A.M. Best or Moody's; changes in general economic conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; decrease in demand for the Company's insurance or reinsurance products and cyclical downturn of the industry; and changes in governmental regulation or tax laws in the jurisdictions where the Company conducts business, the total industry losses resulting from the 2004 windstorms, the actual number of the Company's insureds incurring losses from these storms, the limited actual loss reports received from the Company's insureds to date, the Company's reliance on industry loss estimates and those generated by modeling techniques, the impact of these storms on the Company's reinsurers, the amount and timing of reinsurance recoverables and reimbursements actually received by the Company from its reinsurers and the overall level of competition, and the related demand and supply dynamics, in the wind exposed property reinsurance lines as contracts come up for renewal. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K for the year ended December 31, 2004, filed with the U.S. Securities and Exchange Commission on March 14, 2005. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

BASIS OF PREPARATION

Definitions and presentation

All financial information contained herein is unaudited except for information for the 12 months ended December 31, 2004.

Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 19 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (ROAE) (a non-GAAP financial measure): Annualized Operating Return on Average Equity is calculated using 1) operating income, as defined above and 2) excludes from average equity, the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the US dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance, (nor is it likely to be realized.) Therefore the Company believes that excluding this unrealized appreciation (depreciation) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

The Company presents ROAE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

See page 19 for a reconciliation of operating income to net income and page 14 for a reconciliation of average equity.

Diluted book value per share (a non-GAAP financial measure): The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 19 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (are GAAP financial measures): Aspen Insurance Holdings Limited, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expense to net earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to net earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

INCOME STATEMENT

The following table summarizes the Company's financial performance for the three months to March 31, 2005 and 2004

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
(in US$ millions)
UNDERWRITING REVENUES
Gross premiums written	804.1	640.2
Premiums ceded	(171.7)	(130.8)
Net premiums written	632.4	509.4
Change in unearned premiums	(253.7)	(203.6)
Net premiums earned	378.7	305.8
UNDERWRITING EXPENSES
Losses and loss expenses	(207.4)	(124.1)
Acquisition expenses	(70.2)	(59.0)
General and administrative expenses	(29.4)	(18.1)
Total Underwriting Expenses	(307.0)	(201.2)
Underwriting Income	71.7	104.6
OTHER OPERATING REVENUE
Net investment income	25.5	12.0
Interest expense	(4.0)	(0.4)
Total other operating revenue	21.5	11.6
Other expense	(1.1)	0.0
OPERATING INCOME BEFORE TAX	92.1	116.2
OTHER
Net realized exchange (losses)	(1.3)	(0.8)
Net realized investment (losses)	(0.9)	(0.3)
INCOME BEFORE INCOME TAX	89.9	115.1
Income taxes	(19.8)	(30.1)
NET INCOME AFTER TAX	70.1	85.0
Dividends Paid	(10.4)	(2.1)
Retained Income	59.7	82.9
Components of Net Income (after tax)
Operating income	72.1	85.7
Net realized investment (losses)	(0.7)	(0.2)
Net realized exchange (losses)	(1.3)	(0.5)
NET INCOME AFTER TAX	70.1	85.0

PER SHARE DATA

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
(In US$ except for number of shares)
Basic earnings per share
Net income	1.01	1.23
Operating income	1.04	1.24
Diluted earnings per share
Net income	0.98	1.18
Operating income	1.01	1.19
Weighted average ordinary shares outstanding	69,330,495	69,178,203
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	71,709,008	72,020,678
Book value per share	21.96	20.04
Diluted book value (treasury stock method)	21.23	19.24
Ordinary shares outstanding at end of the period	69,329,931	69,174,303
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period	71,708,444	72,046,579

FINANCIAL RATIOS

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
(In US$ millions except for percentage figures)
Average Equity	1,495	1,323
Return on average equity
Net income	4.7%	6.42%
Operating income	4.8%	6.48%
Annualized Return on Average Equity (1)
Net income	18.8%	25.7%
Operating income	19.3%	25.9%
Loss Ratio	54.8%	40.6%
Expense ratio	26.3%	25.2%
Combined ratio	81.1%	65.8%
Debt to total capital	14.0%	14.4%

See pages 14, 18 and 19 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

(1)	Annualized return on average equity for the quarter is calculated as four times the return on average equity for the quarter.

UNDERWRITING RESULTS BY OPERATING SEGMENT

The management has revised the presentation of underwriting results into four segments to more accurately reflect the organizational structure of the business. A chart explaining the movement between segments is shown on page 9.

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, and combined ratios for each of our four business segments for the three months ended March 31, 2005 and 2004.

	Three Months Ended March 31, 2005					Three Months Ended March 31, 2004
	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
(in US$ millions)
Gross premiums written	305.0	272.4	149.4	77.3	804.1	284.1	235.5	39.3	81.3	640.2
Net premiums written	185.0	260.0	136.6	50.8	632.4	190.2	227.0	37.7	54.5	509.4
Gross premiums earned	180.9	111.2	47.7	93.9	433.7	157.0	75.4	34.6	91.0	358.0
Net premiums earned	146.7	106.3	46.0	79.7	378.7	122.6	74.2	32.6	76.4	305.8
Losses and loss expenses	(61.3)	(76.4)	(21.2)	(48.5)	(207.4)	(17.2)	(49.9)	(14.5)	(42.5)	(124.1)
Policy acquisition, operating and administration expenses	(46.9)	(22.0)	(10.6)	(20.1)	(99.6)	(36.5)	(16.1)	(5.2)	(19.3)	(77.1)
Underwriting profit before investment income	38.5	7.9	14.2	11.1	71.7	68.9	8.2	12.9	14.6	104.6
Net reserves for loss and loss adjustment expenses	243.7	423.9	161.2	334.9	1,163.7	105.1	180.5	107.2	199.9	592.7
Ratios
Loss ratio	41.8%	71.9%	46.1%	60.9%	54.8%	14.0%	67.3%	44.5%	55.6%	40.6%
Expense ratio	32.0%	20.7%	23.0%	25.2%	26.3%	29.8%	21.7%	15.9%	25.3%	25.2%
Combined ratio	73.8%	92.6%	69.1%	86.1%	81.1%	43.8%	89.0%	60.4%	80.9%	65.8%

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended March 31, 2005			Three Months Ended March 31, 2004
	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
(in US$ millions)
Gross premiums written	109.8	39.6	149.4	0.0	39.3	39.3
Net premiums written	97.8	38.8	136.6	0.0	37.7	37.7
Gross premiums earned	22.8	24.9	47.7	0.0	34.6	34.6
Net premiums earned	18.9	27.1	46.0	0.0	32.6	32.6
Losses and loss expenses	(12.9)	(8.3)	(21.2)	0.0	(14.5)	(14.5)
Policy acquisition, operating and administration expenses	(5.3)	(5.3)	(10.6)	0.0	(5.2)	(5.2)
Underwriting profit before investment income	0.7	13.5	14.2	0.0	12.9	12.9
Ratios
Loss ratio	68.3%	30.6%	46.1%	0.0%	44.5%	44.5%
Expense ratio	28.0%	19.6%	23.0%	0.0%	15.9%	15.9%
Combined ratio	96.3%	50.2%	69.1%	0.0%	60.4%	60.4%

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended March 31, 2005			Three Months Ended March 31, 2004
	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
(in US$ millions)
Gross premiums written	24.0	53.3	77.3	23.9	57.4	81.3
Net premiums written	6.3	44.5	50.8	6.0	48.5	54.5
Gross premiums earned	27.8	66.1	93.9	21.1	69.9	91.0
Net premiums earned	21.2	58.5	79.7	14.3	62.1	76.4
Losses and loss expenses	(8.1)	(40.4)	(48.5)	(9.2)	(33.3)	(42.5)
Policy acquisition, operating and administration expenses	(6.4)	(13.7)	(20.1)	(4.1)	(15.2)	(19.3)
Underwriting profit before investment income	6.7	4.4	11.1	1.0	13.6	14.6
Ratios
Loss ratio	38.2%	69.1%	60.9%	64.3%	53.6%	55.6%
Expense ratio	30.2%	23.4%	25.2%	28.7%	24.5%	25.3%
Combined ratio	68.4%	92.5%	86.1%	93.0%	78.1%	80.9%

PREVIOUS SEGMENTAL SPLIT

(in US$ millions)	Three Months Ended March 31, 2005			Three Months Ended March 31, 2004
	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total
Gross premiums written	617.0	187.1	804.1	558.9	81.3	640.2
Net premiums written	483.8	148.6	632.4	454.9	54.5	509.4
Gross premiums earned	317.0	116.7	433.7	267.0	91.0	358.0
Net premiums earned	280.1	98.6	378.7	229.4	76.4	305.8
Expenses:
Losses and loss expenses	(146.0)	(61.4)	(207.4)	(81.6)	(42.5)	(124.1)
Policy acquisition, operating and administrative expenses	(74.2)	(25.4)	(99.6)	(57.8)	(19.3)	(77.1)
Underwriting profit before investment income	59.9	11.8	71.7	90.0	14.6	104.6
Net reserves for loss and loss adjustment expenses	801.2	362.5	1,163.7	392.8	199.9	592.7
Ratios
Loss ratio	52.1%	62.3%	54.8%	35.6%	55.6%	40.6%
Expense ratio	26.5%	25.7%	26.3%	25.2%	25.3%	25.2%
Combined ratio	78.6%	88.0%	81.1%	60.8%	80.9%	65.8%

CONSOLIDATED BALANCE SHEET

(in US$ millions)	As at March 31, 2005	As at December 31, 2004
ASSETS
Investments
Fixed Maturities	2,369.0	2,207.2
Short term investments	450.4	528.7
Total Investments	2,819.4	2,735.9
Cash and cash equivalents	358.3	284.9
Reinsurance Recoverables
Unpaid losses	227.8	197.7
Ceded unearned premiums	157.3	40.4
Receivables
Underwriting premiums	763.8	494.2
Other	80.9	39.2
Deferred policy acquisition costs	170.4	115.6
Derivative at fair value	22.4	23.6
Office properties and equipment	5.5	5.0
Intangible assets	6.6	6.6
Total Assets	4,612.4	3,943.1
LIABILITIES
Insurance Reserves
Losses and loss adjustment expenses	1,391.5	1,277.9
Unearned premiums	1,079.4	714.0
Total insurance reserves	2,470.9	1,991.9
Payables
Reinsurance premiums	149.3	54.2
Taxation	53.6	57.7
Accrued expenses and other payables	138.4	84.3
Liabilities under derivative contracts	21.8	24.2
Total Payables	363.1	220.4
Long term debt	249.3	249.3
Total Liabilities	3,083.3	2,461.6
SHAREHOLDERS' EQUITY
Ordinary shares	1,098.4	1,096.1
Retained earnings	427.2	367.5
Accumulated other comprehensive income, net of taxes	3.5	17.9
Total shareholders' equity	1,529.1	1,481.5
Total Liabilities and Shareholders' Equity	4,612.4	3,943.1

CONSOLIDATED CHANGE IN SHAREHOLDERS' EQUITY

(in US$ millions)	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Shareholders' Equity
Ordinary shares
Beginning of period	1,096.1	1,090.8
Shares issued:
New share issue costs	0.3
Share-based compensation	2.0	1.0
End of period	1,098.4	1,091.8
Retained earnings
Beginning of period	367.5	180.7
Net income for the period	70.1	85.0
Dividends paid	(10.4)	(2.1)
End of period	427.2	263.6
Cumulative foreign currency translation adjustments
Beginning of period	27.9	27.8
Change for the period	6.7	5.6
End of period	34.6	33.4
Gain / loss on derivatives:
Beginning of period	(2.2)	0.0
Change for the period	0.0	0.0
End of period	(2.2)	0.0
Unrealized gains (losses) on investments, net of taxes
Beginning of period	(7.8)	(0.6)
Change for the period	(21.1)	4.6
End of period	(28.9)	4.0
Total accumulated other comprehensive income	3.5	37.4
Total Shareholders' Equity	1,529.1	1,392.8

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)
	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Net income	70.1	85.0
Other comprehensive income, net of taxes
Change in unrealized losses on investments	(21.1)	4.6
Change in unrealized gains on foreign currency translation	6.7	5.6
Other comprehensive income	(14.4)	10.2
Comprehensive income	55.7	95.2

SUMMARIZED CASH FLOW

(in US$ millions)	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Net cash from operating activities	210.6	208.6
Net cash from investing activities	(126.0)	(254.0)
Net cash from financing activities	(10.1)	(2.1)
Effect of exchange rate movements on cash and cash equivalents	(1.1)	2.5
Increase in cash and cash equivalents:	73.4
Cash at beginning of the period	284.9	230.8
Cash at end of the period	358.3	185.8

SUPPLEMENTAL FINANCIAL INFORMATION

Return on Average Equity Analysis

The return on average equity for the three months ended March 31, 2005 and 2004 was:

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Closing shareholders' equity	1,529	1,393
Average adjustment	(34)	(70)
Average equity (1)	1,495	1,323
Return on average equity from underwriting activity (2)	4.8%	7.9%
Return on average equity from investment and other activity (3)	1.4%	0.9%
Pre-tax operating income return on average equity, for period	6.2%	8.8%
Post tax return on average equity (4)	4.8%	6.5%
Ratios:
Combined ratio	81.1%	65.8%

See page 19 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

1)	Average equity is calculated by taking the simple average of the closing shareholders' equity at latest month end and each previous month end in the period.

2)	Calculated by using underwriting income.

3)	Calculated by using total other operating revenue.

4)	Calculated by using operating income after tax.

INVESTMENT PORTFOLIO

Type of investment

(in US$ millions)	As at March 31, 2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities
US government and agencies	989.1	0.2	(19.5)	969.8
Corporate securities	601.3	0.2	(8.1)	593.4
Foreign government	375.5	0.8	(0.8)	375.5
Municipals	3.6	0.0	0.0	3.6
Asset backed securities	232.7	0.0	(3.3)	229.4
Mortgage backed securities	200.1	0.0	(2.8)	197.3
Total fixed maturities	2,402.3	1.2	(34.5)	2,369.0
Short - term investments	451.7	1.4	(2.7)	450.4
Total Investments	2,854.0	2.6	(37.2)	2,819.4

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Three Months Ended March 31, 2005	Twelve Months Ended December 31, 2004
Provision for losses and loss expenses at period start January 1, 2005 and 2004 respectively	1,277.9	525.8
Less reinsurance recoverable	(197.7)	(43.6)
Net loss and loss expenses at period start January 1, 2005 and 2004	1,080.2	482.2
Provision for losses and loss expenses for claims incurred:
Current year	219.9	785.6
Prior year	(12.5)	(62.0)
Total incurred	207.4	723.6
Losses and loss expense payments for claims incurred:	(112.2)	(164.6)
Foreign exchange	(11.7)	39.0
Net loss and loss expense reserves at March 31 / December 31	1,163.7	1,080.2
Plus reinsurance recoverables on unpaid loss at end of period	227.8	197.7
Gross loss and loss expense reserves at March 31 / December 31	1,391.5	1,277.9

RESERVES BY BUSINESS LINES

The following table presents our reserves as at March 31, 2005 and December 31, 2004

(in US$ millions)	As at March 31, 2005			As at December 31, 2004
	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property Reinsurance	384.4	(140.7)	243.7	341.3	(118.3)	223.0
Casualty Reinsurance	429.8	(5.9)	423.9	377.8	(4.6)	373.2
Specialty Insurance	30.4	(2.8)	27.6	18.2	(1.8)	16.4
Specialty Reinsurance	161.2	(27.6)	133.6	168.8	(27.4)	141.4
Property Insurance	73.6	(16.1)	57.5	77.3	(13.7)	63.6
Casualty Insurance	312.1	(34.7)	277.4	294.5	(31.9)	262.6
Total losses and loss expense reserve	1,391.5	(227.8)	1,163.7	1,277.9	(197.7)	1,080.2

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Basic weighted average shares outstanding	69.331	69.178
Add: weighted average of employee options	1.393	1.441
Add: weighted average of options issued to Wellington Underwriting Plc	0.613	0.830
Add: weighted average of options issued to Appleby Trust (Bermuda) Limited	0.277	0.564
Add: weighted average of Restricted Share Units	0.095	0.008
Diluted weighted average shares outstanding	71.709	72.021

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company's ordinary shares at the average market price during the period of calculation.

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table:

	Three Months Ended March 31, 2005		Three Months Ended March 31, 2004
Net income after tax		70.1		85.0
Add (deduct) after tax income:
Net realized (gains) losses on investments		0.7		0.2
Net exchange (gains) losses		1.3		0.5
Operating income		72.1		85.7
Tax on operating income		(19.8)		(30.1)
Operating income before tax		91.9		115.8
Weighted average common shares outstanding:
Basic		69.3		69.2
Diluted		71.7		72.0
Basic per share data:	$		$
Net income		1.01		1.23
Add (deduct) after tax income:
Net realized (gains) losses on investments		0.01		0.00
Net exchange (gains) losses		0.02		0.01
Operating income		1.04		1.24
Diluted per share data
Net income		0.98		1.18
Add (deduct) after tax income:
Net realized (gains) losses on investments		0.01		0.00
Net exchange (gains) losses		0.02		0.01
Operating income		1.01		1.19
Book value per share
Net Assets (excluding intangible assets)		1,522.5		1,386.2
Number of share in issue at the end of the period		69,329,931		69,174,303
Diluted number of share in issue at the end of the period		71,708,444		72,046,579
Book value per share		21.96		20.04
Diluted book value per share		21.23		19.24